July 19, 2024
Pioneer Funds
Supplement to the Prospectus and Summary Prospectus, as in effect and as may be amended from time to time, for:
Fund	Date of Prospectus
Amundi Climate Transition Core Bond Fund	December 1, 2023
Pioneer AMT-Free Municipal Fund	April 1, 2024
Pioneer Balanced ESG Fund	December 1, 2023
Pioneer Bond Fund	November 1, 2023
Pioneer CAT Bond Fund	March 1, 2024
Pioneer Core Equity Fund	May 1, 2024
Pioneer Corporate High Yield Fund	December 28, 2023
Pioneer Disciplined Growth Fund	December 28, 2023
Pioneer Disciplined Value Fund	December 28, 2023
Pioneer Equity Income Fund	March 1, 2024
Pioneer Equity Premium Income Fund	March 1, 2024
Pioneer Floating Rate Fund	March 1, 2024
Pioneer Fund	May 1, 2024
Pioneer Fundamental Growth Fund	August 1, 2023
Pioneer Global Sustainable Equity Fund	December 28, 2023
Pioneer Global Sustainable Growth Fund	February 1, 2024
Pioneer Global Sustainable Value Fund	February 1, 2024
Pioneer High Income Municipal Fund	December 28, 2023
Pioneer High Yield Fund	March 1, 2024
Pioneer International Equity Fund	April 1, 2024
Pioneer Intrinsic Value Fund	February 1, 2024
Pioneer MAP - High Income Municipal Fund	December 28, 2023
Pioneer Mid Cap Value Fund	March 1, 2024
Pioneer Multi-Asset Income Fund	December 1, 2023
Pioneer Multi-Asset Ultrashort Income Fund	August 1, 2023
Pioneer Securitized Income Fund	December 1, 2023
Pioneer Select Mid Cap Growth Fund	April 1, 2024
Pioneer Short Term Income Fund	December 28, 2023
Pioneer Solutions – Balanced Fund	December 1, 2023
Pioneer Strategic Income Fund	February 1, 2024
Pioneer U.S. Government Money Market Fund	May 1, 2024

Amundi Asset Management US, Inc. (the “Adviser” ), the fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi. On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction” ). Victory Capital is headquartered in San Antonio, Texas. The closing of the Transaction is subject to certain regulatory approvals and other conditions. There is no assurance that the Transaction will close.

The closing of the Transaction would cause the fund’s current investment advisory agreement with the Adviser to terminate. Under the terms of the Transaction, the fund’s Board of Trustees will be asked to approve a reorganization of the fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital. The proposed reorganization of the fund would be sought in connection with the closing of the Transaction. If approved by the Board, the proposal to reorganize the fund will be submitted to the shareholders of the fund for their approval. There is no assurance that the Board or the shareholders of the fund will approve the proposal to reorganize the fund.
33808-00-0724
©2024 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC